Investments - OTTI Table (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Credit loss impairments on fixed maturity securities for which a portion of the OTTI loss was recognized in AOCI
Balance, beginning of year	$ 0.0	$ 0.1	$ 0.3
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	0.0	(0.1)	(0.2)
Balance, end of year	$ 0.0	$ 0.0	$ 0.1